Exhibit 10.5
[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
AMENDMENT NO. 2 TO
AREA LICENSE AGREEMENT
     WHEREAS, Southwest Convenience Stores, Inc. (“SCS”) and The Southland Corporation (“Southland”) entered into that certain Area License Agreement dated as of June 2, 1993, (the “Agreement”), covering certain parts of the State of Texas (the “Licensed Territory” — as therein defined); and
     WHEREAS, SCS and Fina Oil and Chemical Company (“Fina”) agreed to form a limited liability company named Southwest Convenience Stores LLC (the “Licensee”), and to transfer the Agreement and certain assets to the Licensee pursuant to certain agreements and arrangements between Fina and SCS; and
     WHEREAS, SCS changed its name to Permian Basin Investments, Inc., d/b/a Southwest Convenience Stores (“Permain”), and Southland, Permian, the Licensee and Fina all executed that certain Amendment to Area License Agreement and Consent to Assignment, dated as of December 12, 1996 to accomplish the assignment and to establish certain additional relationships and obligations between them; and
     WHEREAS, the Licensee wishes to purchase 14 existing Eagle Mart convenience stores in Archer, Clay and/or Wichita counties in Texas (the “Additional Counties”); and
     WHEREAS, pursuant to the Agreement, the Licensee must operate any stores it acquires as licensed 7-Eleven strobes under the Agreement, and must also obtain approval to increase its Licensed Territory to cover the area where stores to be purchased are located; and
     WHEREAS, SCS is willing to pay a License Fee for the Additional Counties to be added to the Licensed Territory and is willing to agree to other requirements in order to induce Southland to grant the license for those Additional Counties.
     NOW THEREFORE, in consideration of the covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Southland and the Licensee hereby agree as follows:
1.	The Licensee shall pay to Southland upon execution of this Amendment, the sum of $[***] as a License Fee for the addition of Archer, Clay and Wichita counties to the Licensed Territory set out on Exhibit A and Exhibit A, Licensed Territory, to the Agreement is hereby deleted and Exhibit A - 2 is added to the Agreement and shall be a part thereof, evidencing the addition of those counties to the Licensed Territory.

[***]	Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

2.	This Amendment and the grant of the Additional Counties to the Licensed Territory shall be effective when signed by both parties and upon the closing of the contemplated transaction whereby the Licensee purchases all of the contemplated Eagle Mart stores, as set out above.

3.	The purchased stores shall be covered by the Licensee’s Store Quota and the Licensed Royalty shall be paid on each of their operations, beginning immediately upon the purchase of the stores by the Licensee, all as set out in the Agreement.

4.	All of the Eagle Marts purchased by the Licensee pursuant to the contemplated transaction shall, within a reasonable time, be converted to operating 7-Eleven stores, including bringing them up to Southland’s “Restore” standards, all as approved by Southland.

5.	In all other respects, the Agreement, as amended, is hereby ratified and affirmed.
     IN WITNESS WHEREOF, the parties hereto agree to this Amendment No. 2 to Area License Agreement, this 14 day of August, 1997.

Southwest Convenience Stores LLC		Attest:

By:	/s/ Donald E. Wood	By:	/s/ Paul G. (Illegible)

The Southland Corporation		Attest:

By:	/s/ Stephen B. (Illegible)	By:	/s/ Michael R. Davis

Michael R. Davis Assistant Secretary

EXHIBIT A — 2
LICENSED TERRITORY
     The License to be granted covers the following counties in the States of Texas and New Mexico:

TEXAS	NEW MEXICO
Andrews	Bernalillo
Archer	Catron
Bailey	Chaves
Borden	Cibola
Brewster	Curry
Clay	De Baca
Cochran	Dona Ana
Crane	Eddy
Crockett	Grant
Crosby	Guadalupe
Culberson	Hidalgo
Dawson	Lea
Ector	Lincoln
El Paso	Los Alamos
Floyd	Luna
Gaines	McKinley
Garza	Otero
Glasscock	Quay
Hale	Roosevelt
Hockley	San Miguel
Howard	Sandoval
Hudspeth	Santa Fe
Jeff Davis	Sierra
Lamb	Socorro
Loving	Taos
Lubbock	Torrance
Lynn	Union
Martin	Valencia
Midland
Mitchell
Pecos
Presidio
Reagan
Reeves
Scurry
Sterling
Terrell
Terry
Upton
Ward
Wichita
Winkler
Yoakum

Southland	/s/ Stephen B. (Illegible)

Licensee	/s/ Donald E. Wood

Date 08-14-97